MAINSTAY GROUP OF FUNDS

Supplement dated March 31, 2018 (“Supplement”) to:

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds
and MainStay Asset Allocation Funds Prospectuses,
each dated February 28, 2018, as supplemented

and

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund
Prospectuses, each dated August 28, 2017, as supplemented

(each, a “Prospectus” and collectively, the “Prospectuses”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

In the Shareholder Guide section under “Before You Invest — Deciding Which Class of Shares To Buy: Class I Share Considerations”, the last bullet point is replaced with the following:

•	The MainStay asset allocation funds and MainStay Target Date Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

In the Shareholder Guide section under “Before You Invest — Deciding Which Class of Shares To Buy: Class R1, Class R2, Class R3 and Class R6 Share Considerations”, the last bullet point is replaced with the following:

•	The MainStay asset allocation funds and MainStay Target Date Funds may invest in Class R6 shares, if available.

In the Shareholder Guide section under “Buying, Selling, Converting and Exchanging MainStay Fund Shares: How To Open Your Account”, the last two sentences are replaced with the following:

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, and neither the MainStay Funds, New York Life Investments and its affiliates nor the Board will be responsible for any loss in your account or tax liability resulting therefrom.

In the Shareholder Guide section under “General Policies: Additional Information”, the third sentence in the seventh paragraph is replaced with the following:

The MainStay Funds, the Board, and NYLIM Service Company and its affiliates will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

In the Shareholder Guide section under “General Policies: The Reinvestment Privilege May Help You Avoid Sales Charges”, the third sentence in the third paragraph is replaced with the following:

When you sign the application to buy shares, you agree that the MainStay Funds, the Board, and NYLIM Service Company and its affiliates will not be liable for following phone instructions that they reasonably believe are genuine.

In the Shareholder Guide section under “Understand the Tax Consequences: MainStay Cushing MLP Premier Fund”, the second sentence is replaced with the following:

Accordingly, the MLP Premier Fund is subject to U.S. federal income tax on its taxable income at the rate applicable to corporations.

In the Shareholder Guide section under “Understand the Tax Consequences: MainStay Cushing MLP Premier Fund”, the fourth paragraph is deleted in its entirety.

In the Shareholder Guide section under “Understand the Tax Consequences: Tax Reporting and Withholding (All MainStay Funds)”, the fourth paragraph is replaced with the following for all Prospectuses except for the MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantage Short Term Bond Fund Prospectuses for which the following is inserted as the fourth paragraph:

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable income from MLPs or taxable ordinary dividends from REITs. Funds taxable as “C” corporations will not benefit from the 20% deduction and will not pass through the 20% deduction to investors. Currently, there is not a regulatory mechanism for RICs to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs or REITs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs or REITs indirectly through the MainStay Fund would not be eligible for the 20% deduction for their share of such taxable income.

Appendix A – Intermediary – Specific Sales Charge Waivers and Discounts is revised to add the following:

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front- end or deferred sales load (i.e. Rights of Reinstatement).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.